                               SECURITY AGREEMENT


     THIS AGREEMENT is made as of the _______ day of ________________, 1994, by and among FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, "Secured Party") for the Lenders, the Issuing Bank and the Noteholders (as those terms are hereinafter defined), and the other corporations which have executed this Agreement (individually and collectively, "Debtors").


              SECTION 1.  CONSTRUCTION OF AGREEMENT AND DEFINITIONS


     Unless the context otherwise requires, all of the terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code except to the extent varied by this Agreement. Unless the context otherwise requires, all capitalized terms hereinbefore or hereinafter used in this Agreement without definition shall have the meanings assigned to such terms in the Credit Agreement. The phrases "satisfactory to Secured Party," "acceptable to Secured Party" and similar phrases shall mean satisfactory or acceptable to Secured Party, in Secured Party's discretion exercised in good faith. The use of the singular herein shall also refer to the plural and vice versa, and the use herein of any gender, including the neuter, shall also refer to each of the other genders, including the neuter. The captions and headings contained in this Agreement are for convenience of reference only and shall not affect the meaning, or the construction or interpretation, of this Agreement. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein:

               "BORROWER" shall mean AAI Corporation, a Maryland corporation.

               "COLLATERAL" shall mean: (a) all Receivables, General Intangibles, Inventory, Equipment and Computer Hardware and Software, each Cash Collateral Account and, in addition, all other property of each of Debtors in which Secured Party has, or may in the future acquire or be granted, a security interest hereunder; (b) all amounts now or in the future owed by any of Secured Party, Lenders, Issuing Bank or Noteholders to any of Debtors and all property and funds of each of Debtors (including deposit accounts, certificates of deposit, and investments made or managed by Secured Party on behalf of any of Debtors), now owned or hereafter acquired by each of Debtors and now or hereafter in the possession or control of any of Secured Party, Lenders, Issuing Bank or Noteholders; (c) all present and future





















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     substitutions, replacements, appurtenances, accessories, accessions and materials and supplies relating to any of the foregoing; (d) all present and future books and records of each of Debtors in any form, in or on any media, including data processing materials in any form (including software, tapes, disks and the like), whether in the possession of any of Debtors or any other person; and (e) all present and future proceeds and products of all of the foregoing in any form whatsoever and all rights, including rights to the payment of money for any reason, arising on account of any sale, assignment, lease, rental, license, exchange, liquidation, condemnation, taking, theft or any disposition of any nature of, or any damage or casualty to, or any loss with respect to, any of the foregoing or any rights or interests of any of Debtors in any of the foregoing, including, without limitation, cash proceeds (including all payments under any indemnities, warranties or guaranties payable with respect to any of the foregoing), non-cash proceeds and proceeds acquired with cash proceeds, whether any such proceeds constitute consumer goods, farm products, equipment, inventory, documents of title, chattel paper, accounts, instruments or general intangibles, and all proceeds of insurance policies insuring any of the foregoing or any risks to any of Debtors associated with any of the foregoing.

               "COLLATERAL LOCATIONS" shall mean the locations identified on the Collateral Locations Exhibit attached hereto.

               "COMPUTER HARDWARE AND SOFTWARE" shall mean: (a) all of Debtors' computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, whether now owned, licensed or leased or hereafter acquired by any of Debtors;
     (b) all software programs, including source codes and object codes, whether now owned, licensed or leased or hereafter acquired by any of Debtors, designed for use or used on the equipment described in the preceding clause (a), and all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by any of Debtors; and (c) all present and future manuals and other written materials and documentation (and packaging thereof or relating thereto) for such equipment, software or firmware, whether now owned, licensed or leased or hereafter acquired by any of Debtors.

               "COPYRIGHT RIGHTS" shall mean all right, title and interest of each of Debtors, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any Governmental Authority, together with
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     present and future rights of each of Debtors under all present and future license agreements relating thereto, whether any of Debtors is licensee or licensor thereunder, (c) all income, royalties, damages and payments now or hereafter due and/or payable to any of Debtors thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) all present and future claims of each of Debtors, causes of action of each of Debtors and rights of each of Debtors to sue for past, present or future infringements thereof, and (e) all rights corresponding thereto throughout the world.

               "CREDIT AGREEMENT" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Credit Agreement of even date herewith among Borrower, Secured Party, Lenders and Issuing Bank.

               "DEBTOR DOCUMENTS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, this Agreement and any additional Noteholder Documents executed or assumed by any of Debtors, the Lender Guaranty and any additional Lender Documents executed or assumed by any of Debtors.

               "DEBTOR NOTICE ADDRESS" shall mean York Road and Industry Lane, Hunt Valley, Maryland 21030.

               "DEBTOR OBLIGATIONS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented, increased, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of each of Debtors to each of Lenders, Issuing Bank and Noteholders of every kind and nature evidenced by or arising under or in connection with the Debtor Documents (including, without limitation, all principal amounts, interest charges, fees, commissions and all other charges and sums, as well as all costs and expenses, including reasonable attorneys' fees and expenses, payable or reimbursable by any of Debtors under or pursuant to the Debtor Documents), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, whether arising in contract, tort or otherwise, whether the liability of any of Debtors with respect thereto is joint or several or both, and whether or not any instrument or agreement relating thereto specifically refers to this Agreement, including, without limitation, all claims of Lenders, Issuing Bank and Noteholders against each of Debtors arising or re-arising on account of or as a result of any payment made by any of Debtors or any other person with respect to any obligations included in this definition which is rescinded or recovered from or restored or returned by any of Lenders, Issuing Bank or Noteholders under authority of any law, rule, regulation,




















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     order of court or governmental agency, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

               "EQUIPMENT" shall mean: (a) all equipment of each of Debtors of every type and description, now owned and hereafter acquired and wherever located, including, without limitation, all machinery, vehicles and other rolling stock, furniture, furnishings, tools, dies, leasehold improvements, fixtures, and materials and supplies relating to any of the foregoing; (b) all present and future documents of title and trust receipts relating to any of the foregoing; (c) all present and future rights, claims and causes of action of each of Debtors in connection with purchases by any of Debtors of (or contracts for the purchase by any of Debtors of), or warranties relating to, or damages to, goods held or to be held by any of Debtors as equipment; (d) all present and future warranties, manuals and other written materials (and packaging thereof or relating thereto) relating to any of the foregoing; and (e) all present and future rights, claims and causes of action of each of Debtors in connection with any agreements pursuant to which any suppliers, manufacturers or other persons have agreed or may agree, conditionally or otherwise, to purchase or repurchase from any of Debtors, in bulk or otherwise, any goods held or to be held by any of Debtors as equipment.

               "EVENT OF DEFAULT" shall mean an "Event of Default," as defined in the Credit Agreement, or an "Event of Default," as defined in the Note Purchase Agreement.

               "EXCLUDED UIC-DEL NOTE" shall mean that certain Promissory Note dated February 26, 1985, issued by Smith & Nephew Investment Group, Ltd., a Delaware corporation, to UIC - DEL. Corporation in the original principal amount of $42,699,384.00 and having a present unpaid principal balance of $8,539,876.80.

               "GENERAL INTANGIBLES" shall mean all present and future personal property, interests and rights of each of Debtors (including things in action), other than goods, accounts, chattel paper, documents, instruments and money, but including, without limitation:
     (a) all Intellectual Property; (b) all uncertificated capital stock and other securities, partnership interests, joint venture interests and other investments and similar interests of each of Debtors, whether now owned or hereafter acquired by any of Debtors, together with all present and future rights, titles, interests, powers, authorities, options, warrants, privileges and benefits thereof or accruing or in any way relating thereto, and all present and future claims, rights, titles and interests of each of Debtors in and to all present and future payments, receipts, collections, profits,


















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     revenues, dividends, distributions, surplus, income, entitlements, exchanges, benefits and other proceeds and avails thereof or in any way relating thereto; and (c) all present and future customer lists of each of Debtors.

               "GOOD FAITH" shall mean, with respect to a determination, request or other action to be made or taken by Secured Party "in good faith," that Secured Party shall make or take such determination, request or other action honestly and not maliciously.

               "INTELLECTUAL PROPERTY" shall mean: (a) all Copyright Rights; (b) all Patent Rights; (c) all Trademark Rights; (d) all License Rights; (e) all goodwill of each of Debtors; (f) all present and future trade secrets of each of Debtors; and (g) all other present and future intellectual property of each of Debtors.

               "INTERCREDITOR AGREEMENT" shall mean, as the same may be amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Intercreditor Agreement of even date herewith among Secured Party, Lenders, Issuing Bank and Noteholders.

               "INVENTORY" shall mean: (a) all inventory of each of Debtors of every type and description, now owned and hereafter acquired and wherever located, including, without limitation, raw materials, work in process, finished goods, goods returned or repossessed, and goods held for demonstration, marketing or similar purposes; (b) all present and future materials and supplies of each of Debtors used, usable or consumed in the course of business of each of Debtors, whether relating to the manufacture, assembly, installation, repair, packaging, packing or shipment of goods by any of Debtors, or relating to advertising or any other aspect of any business of any of Debtors; (c) all present and future property of each of Debtors in or on which any of the foregoing is stored or maintained; (d) all present and future warranties, manuals and other written materials (and packaging thereof or relating thereto) relating to any of the foregoing; (e) all present and future documents of title and trust receipts relating to any of the foregoing; (f) all present and future customer lists of each of Debtors; (g) all present and future rights of each of Debtors in connection with goods consigned to or by any of Debtors; (h) all present and future rights of each of Debtors as an unpaid seller of goods, including rights of stoppage in transit, detinue and reclamation; (i) all present and future rights, claims and causes of action of each of Debtors in connection with purchases by any of Debtors of (or contracts for the purchase by any of Debtors of), or warranties relating to, or damages to, goods held or to be held by any of Debtors as inventory; and (j) all present and future rights, claims and causes of action of each of Debtors in





















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     connection with any agreements pursuant to which any suppliers, manufacturers or other persons have agreed or may agree, conditionally or otherwise, to purchase or repurchase from any of Debtors, in bulk or otherwise, any goods held or to be held by any of Debtors as inventory.

               "ISSUING BANK" shall mean the person from time to time party to the Credit Agreement as "Issuing Bank."

               "LENDER DOCUMENTS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, the Credit Agreement, the Revolving Credit Notes, the Borrower Security Agreement, the Borrower Pledge Agreement, the Deed of Trust, the Lender Guaranty, the UIC Pledge Agreement, the UIC Subordination Agreement, the UIC-DEL Subordination Agreement, the L/C Agreements, this Agreement, and any and all other agreements, contracts, promissory notes and other instruments, security agreements, assignments, pledge agreements, indemnification agreements, mortgages, deeds of trust, leases, guaranties and other documents now or hereafter existing and evidencing, securing (directly or indirectly), guaranteeing (or in effect guaranteeing) or indemnifying (or in effect indemnifying) any of Lenders or Issuing Bank with respect to, any of the aforementioned documents or any obligations of any person to any of Lenders or Issuing Bank thereunder.

               "LENDER GUARANTY" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Guaranty of even date herewith executed and delivered by Debtors and UIC in favor of Secured Party, Lenders and Issuing Bank.

               "LENDER OBLIGATIONS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all present and future Revolving Credit Loans, L/C Reimbursement Obligations and other obligations, indebtedness and liabilities of Borrower to each of Lenders and Issuing Bank arising under, evidenced by or in connection with the Credit Agreement or the other Lender Documents, including, without limitation, all principal amounts, including future advances, indemnification obligations, interest charges, fees, premiums, commissions and all other charges and sums, as well as all costs and expenses, including reasonable attorneys' fees and expenses, payable or reimbursable by Borrower under or in connection with the Credit Agreement or the other Lender Documents, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, as well as all claims, demands, actions, causes of action and judgments arising from or relating to any of the foregoing, and including, without limitation, all claims against Borrower arising or re-arising on account of or as a result of any payment made by

















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     Borrower or any other person with respect to any obligations included in this definition which is rescinded or recovered from any of Lenders or Issuing Bank or restored or returned by any of Lenders or Issuing Bank under authority of any law, rule, regulation, order of court or Governmental Authority, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.


               "LENDERS" shall mean the persons from time to time parties to the Credit Agreement as "Lenders."

               "LICENSE RIGHTS" shall mean all present and future licenses and license agreements of each of Debtors, and all rights of each of Debtors under or in connection therewith, whether any of Debtors is licensee or licensor thereunder, including, without limitation, any present or future franchise agreements under which any of Debtors is franchisee or franchisor, together with (a) all renewals thereof,
     (b) all income, royalties, damages and payments now or hereafter due and/or payable to each of Debtors thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (c) all claims, causes of action and rights to sue for past, present or future infringements thereof, and
     (d) all rights corresponding thereto throughout the world.

               "NOTE PURCHASE AGREEMENT" shall mean, as the same has been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Note Purchase Agreement dated July 15, 1992, among Borrower and Noteholders.

               "NOTEHOLDER DOCUMENTS" shall mean, as the same have been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, the Note Purchase Agreement, the Noteholder Notes, the UIC Noteholder Guaranty and any and all other agreements, contracts, promissory notes and other instruments, security agreements, assignments, pledge agreements, indemnification agreements, mortgages, deeds of trust, leases, guaranties and other documents now or hereafter existing and evidencing, securing, directly or indirectly, guaranteeing (or in effect guaranteeing) or indemnifying (or in effect indemnifying) Noteholders with respect to, any of the aforementioned documents or any obligations of any person to Noteholders thereunder.

               "NOTEHOLDER NOTES" shall mean, as the same have been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by




















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     Borrower to TRAL & CO, nominee of The Travelers Insurance Company, pursuant to the Note Purchase Agreement in the original principal amount of $9,000,000.00, that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by Borrower to TRAL & CO, nominee of The Travelers Indemnity Company of Rhode Island, pursuant to the Note Purchase Agreement in the original principal amount of $3,000,000.00 and assigned by The Travelers Indemnity Company of Rhode Island to The Travelers Insurance Company, that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by Borrower to Principal Mutual Life Insurance Company pursuant to the Note Purchase Agreement in the original principal amount of $10,000,000.00, and that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by Borrower to Principal Mutual Life Insurance Company pursuant to the Note Purchase Agreement in the original principal amount of $3,000,000.00.

               "NOTEHOLDER OBLIGATIONS" shall mean, as the same may have been or may hereafter be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of Borrower to each of Noteholders arising under, evidenced by or in connection with the Noteholder Documents, including, without limitation, principal amounts (but not including any additional loans or advances by Noteholders to Borrower), interest charges, fees, premiums and all other charges and sums, as well as all costs and expenses, including reasonable attorneys' fees and expenses, payable or reimbursable by Borrower to each of Noteholders under or in connection with the Noteholder Documents, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, as well as all claims, demands, actions, causes of action and judgments arising from or relating to any of the foregoing and including, without limitation, all claims against Borrower arising or re-arising on account of or as a result of any payment made by Borrower or any other person with respect to any obligations included in this definition which is rescinded or recovered from any of Noteholders or restored or returned by any of Noteholders under authority of any law, rule, regulation, order of court or Governmental Authority, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

               "NOTEHOLDERS" shall mean, collectively, Principal Mutual Life Insurance Company, an Iowa corporation, and The Travelers Insurance Company, a Connecticut corporation.

               "PATENT RIGHTS" shall mean all right, title and interest of each of Debtors, whether now owned or existing or hereafter acquired or arising, in and to all United States and


















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     foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with (a) any reissues, divisions, continuations, certificates of re-examination, extensions and continuations-in-part thereof, (b) all present and future rights of each of Debtors under all present and future license agreements relating thereto, whether any of Debtors is licensee or licensor thereunder, (c) all income, royalties, damages and payments now or hereafter due and/or payable to each of Debtors thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) all present and future claims of each of Debtors, causes of action of each of Debtors and rights of each of Debtors to sue for past, present or future infringements thereof, and (e) all rights corresponding thereto throughout the world.

               "PERSON" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, trust, business trust, Governmental Authority (or subdivision, agency or department thereof) or other entity of any kind.

               "RECEIVABLES" shall mean: (a) all present and future accounts, contract rights, receivables, chattel paper, documents and promissory notes and other negotiable and non-negotiable instruments of each of Debtors, not including the Excluded UIC-DEL Note but including, without limitation, that certain Mortgage Note dated
     June 1, 1994, executed and delivered in favor of AAI Microflite Simulation International Corporation by JMI, a New York partnership, and Broome County Industrial Development Agency in the original principal amount of One Million Two Hundred Thousand Dollars ($1,200,000.00), and all certificated securities and other certificates evidencing capital stock of any person or any other ownership, equity or other rights in any person or property, together with all present and future rights, titles, interests, powers, authorities, options, warrants, privileges and benefits thereof or accruing or in any way relating thereto, and all present and future claims, rights, titles and interests of each of Debtors in and to all present and future payments, receipts, collections, profits, revenues, dividends, distributions, surplus, income, entitlements, exchanges, benefits and other avails thereof or in any way relating thereto;
     (b) all present and future tax refunds of each of Debtors and all present and future rights of each of Debtors to refunds or returns of prepaid expenses, including unearned insurance premiums; (c) all present and future cash of each of Debtors; (d) all present and future proceeds of Revolving Credit Loans; (e) all deposit accounts now or hereafter maintained or established by, for or on behalf of each of Debtors with any bank or other institution, and all balances of funds now or hereafter on deposit in all such accounts, including, without limitation, all checking accounts,



















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     collection accounts, lockbox accounts, disbursement accounts, concentration accounts and all other deposit accounts of every kind and nature; (f) all present and future judgments, orders, awards and decrees in favor of any of Debtors and causes of action in favor of any of Debtors; (g) all present and future claims, rights of indemnification and other rights of each of Debtors under or in connection with any contracts or agreements to which any of Debtors is or becomes a party or third party beneficiary; (h) all rights and claims of each of Debtors with respect to any deposits of money or other property made with any lessors of any property, insurers, bonding agents or any other persons; (i) all present and future rights and claims which any of Debtors may now or hereafter have under any insurance policies, contracts or coverages now or hereafter in effect;
     (j) all goods previously or hereafter returned, repossessed or stopped in transit, the sale, lease or other disposition of which contributed to the creation of any account, instrument or chattel paper of any of Debtors; (k) all present and future rights of each of Debtors as an unpaid seller of goods, including rights of stoppage in transit, detinue and reclamation; (l) all rights which any of Debtors may now or at any time hereafter have, by law or agreement, against any account debtor or other obligor of any of Debtors, and all rights, liens and security interests which any of Debtors may now or at any time hereafter have, by law or agreement, against any property of any account debtor or other obligor of any of Debtors; (m) all present and future interests and rights of any of Debtors, including rights to the payment of money, under or in connection with all present and future leases and subleases of real or personal property to which any of Debtors is a party, as lessor, sublessor, lessee or sublessee; and
     (n) all present and future contingent and noncontingent rights of each of Debtors to the payment of money for any reason whatsoever, whether arising in contract, tort or otherwise, whether or not such rights are otherwise included in this definition.

               "SECURED OBLIGATIONS" shall mean, collectively, the Lender Obligations, the Noteholder Obligations and the Debtor Obligations.

               "SECURED PARTY NOTICE ADDRESS" shall mean 123 South Broad Street, Philadelphia, Pennsylvania 19109.

               "TRADEMARK RIGHTS" shall mean all right, title and interest of each of Debtors, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign servicemarks, servicemark registrations, servicemark applications, trademarks, trademark registrations, trademark applications and trade names, whether or not registered or filed with any Governmental Authority, together with (a) all renewals thereof, (b) all present and future rights of each of Debtors under all present and future license agreements relating thereto,




















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     whether any of Debtors is licensee or licensor thereunder, (c) all income, royalties, damages and payments now or hereafter due and/or payable to each of Debtors thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) all present and future claims of each of Debtors, causes of action of each of Debtors and rights of each of Debtors to sue for past, present or future infringements thereof, and (e) all rights corresponding thereto throughout the world.

               "UIC NOTEHOLDER GUARANTY" shall mean, as the same may have been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Guaranty Agreement dated July 15, 1992, executed and delivered by UIC in favor of Noteholders.


                  SECTION 2.  SECURITY INTEREST AND COLLATERAL


     2.1Grant of Security Interest.  As security for the Secured
        --------------------------
     Obligations, each of Debtors hereby grants to Secured Party, for the ratable benefit of Lenders, Issuing Bank and Noteholders according to the provisions of this Agreement and the Intercreditor Agreement, a lien and continuing security interest in, and pledges and assigns to Secured Party, for the ratable benefit of Lenders, Issuing Bank and Noteholders according to the provisions of this Agreement and the Intercreditor Agreement, the Collateral. Even if any of the Secured Obligations shall at any time or from time to time be paid in full, Secured Party's security interest shall continuously exist until all of the Lender Obligations and all of the Debtor Obligations to each Lender and Issuing Bank have been paid in full and there exists no commitment by any of Lenders or Issuing Bank which could give rise to any Lender Obligations.

               2.2 Notices, Additional Documents.  Each of Debtors agrees
                   -----------------------------
     to execute and deliver to Secured Party, or cause to be executed and delivered to Secured Party, from time to time promptly after request by Secured Party and in form and content satisfactory to Secured Party, such security agreements, financing statements, amendments of financing statements, assignments of financing statements, security interest filing statements, mortgages, deeds of trust, assignments, notices, consents and other documents as Secured Party may request in good faith in order to confirm, supplement, preserve, protect or perfect, or to maintain the perfection of, Secured Party's security interest in the Collateral and Secured Party's rights under this Agreement. If any Intellectual Property, or any interest therein, shall, to the knowledge of any of Debtors, become the subject of any application, registration or other filing with any Governmental Authority, each of such Debtors
















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     agrees to notify Secured Party thereof within fifteen (15) Business
     Days after any such filing. If any Receivable, to the knowledge of any of Debtors, arises out of a contract with the United States of America or any state, county, municipality or other Governmental Authority, or any department or agency thereof, each of such Debtors agrees to notify Secured Party thereof within ten (10) Business Days after execution of such contract and each of Debtors, if requested by Secured Party, agrees to execute and deliver to Secured Party, or cause to be executed and delivered to Secured Party, from time to time promptly after request by Secured Party and in form and content satisfactory to Secured Party, such agreements, notices, consents, assignments, acknowledgments and other documents as Secured Party may request in good faith, and to do such other things as Secured Party may request in good faith, in order that all sums due and to become due to Debtors under or in connection with such contract shall be duly assigned and paid to Secured Party in accordance with the Federal Assignment of Claims Act an/or any other laws, rules and regulations relating to the assignment or payment of such contract and sums.

               2.3 Additional Warranties, Agreements Concerning Collateral.
                   -------------------------------------------------------
     Each of Debtors warrants and agrees that: (a) no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except for financing statements or other security documents publicizing Permitted Liens (other than liens for taxes) or security interests or other liens with respect to which effective and recordable termination statements or other releases have been delivered to Secured Party, and the Collateral is and shall remain free and clear of all Liens except for Permitted Liens; (b) no Intellectual Property of any of Debtors is the subject of any application, registration or other filing with any Governmental Authority (other than foreign Governmental Authorities), including the United States Patent and Trademark Office and the United States Copyright Office, except as set forth on the Intellectual Property Exhibit attached hereto; (c) each of Debtors will not, without Secured Party's prior written consent, sell, assign, transfer, convey or lease, or suffer or permit to occur any sale, assignment, transfer, conveyance or lease of, any of the Collateral, or any interest therein, except for transactions in the ordinary course of business and except for transactions expressly permitted by the Credit Agreement; (d) except as otherwise heretofore disclosed to Secured Party in writing and except for (i) vehicles of Debtors,
     (ii) Collateral in transit to Debtors or to job sites of Debtors,
     (iii) Collateral at job sites of Debtors, and (iv) mobile goods of a type normally used in more than one jurisdiction, all of the tangible Collateral not in Secured Party's possession is located at the Collateral Locations and, unless Secured Party shall consent otherwise in writing,


















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     shall remain located at the Collateral Locations; (e) in the case of any item of Equipment or Inventory having a fair market value of Five Hundred Thousand Dollars ($500,000.00) or more which is located at any location or locations other than the Collateral Locations for a period of four (4) months or more, keep Secured Party informed at all times of the location of such Equipment or Inventory; (f) each of Debtors will not, without Secured Party's prior written consent, store or place any Collateral with any warehouseman, artisan, processor, contractor or bailee, except in the ordinary course of business of Debtors as now being conducted; (g) each of Debtors will use prudent business judgment in extending credit to account debtors and other customers of Debtors; (h) each of Debtors will not permit, consent to or agree to, without Secured Party's prior written consent, any material extension, modification or compromise of any kind with respect to any Receivable, other than in the ordinary course of business of Debtors; (i) whenever requested by Secured Party and periodically if Secured Party shall so request, each of Debtors will promptly deliver to Secured Party, with such indorsements and/or assignments as Secured Party may from time to time request in good faith, all promissory notes and other instruments, certificates, chattel paper, guaranties and documents of title, as well as other documents requested by Secured Party, previously or hereafter coming into the possession or control of such Debtor and constituting, evidencing, securing, guaranteeing or otherwise relating to, any of the Collateral or proceeds of any of the Collateral; (j) no check, draft, money order or other item of payment made or applied on account of any of the Obligations shall constitute a final payment to Secured Party unless and until the item of payment shall be honored and finally paid to Secured Party in immediately available funds; and
     (k) a carbon, photographic or other reproduction of this Agreement or any financing statement signed by any of Debtors in connection with this Agreement shall be sufficient as a financing statement.

               2.4 Collateral Collections.  Secured Party shall have the
                   ----------------------
     right at any time and from time to time, at its option: (a) to require any or all of Debtors to deposit in a designated Cash Collateral Account, not later than the second Business Day following the day on which the same are received, all cash, checks, drafts, money orders and other items of payment constituting Collateral, or collections or other proceeds of Collateral; and/or (b) to notify, and/or to require any or all of Debtors to notify, any or all account debtors and other obligors of any or all of Debtors in connection with any or all accounts, promissory notes or other instruments, guaranties, chattel paper, security agreements, contract rights, tax refunds or other Receivables or General Intangibles of any of Debtors, or in connection with any or all other obligations, indebtedness or liabilities payable to any of Debtors, to make payments thereon directly to Secured Party or in care of a post office lockbox which shall be maintained by Secured Party, subject to Secured


















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     Party's customary arrangements and charges therefor as established by
     Secured Party from time to time and which shall be under the exclusive control of Secured Party, which payments shall be deposited by Secured Party in a Cash Collateral Account. Subject to applicable agreements and law, Secured Party shall have the right to apply funds on deposit in any Cash Collateral Account from time to time to such of the Secured Obligations, whether matured or unmatured, as Secured Party may determine in its discretion. Secured Party shall have the right to indorse the name or names of any or all of Debtors on any promissory notes or other instruments, acceptances, checks, drafts, money orders or other items of payment constituting Collateral, or collections or other proceeds of Collateral, that may come into Secured Party's possession or control from time to time. Secured Party shall also have the right to send, or to require any or all of Debtors to send, to account debtors and other obligors of any or all of Debtors from time to time requests for verification of accounts and other amounts which may be due to any or all of Debtors.

               2.5 Insurance Proceeds.  Each of Debtors hereby assigns to
                   ------------------
     Secured Party all proceeds of all insurance policies and coverages insuring any of the Collateral or any risks associated with any of the Collateral. After the occurrence and during the continuance of a Default or an Event of Default, each of Debtors authorizes and directs each insurance company to pay all such proceeds directly and solely to Secured Party and not to any of Debtors and Secured Party jointly, and authorizes and empowers Secured Party to adjust or compromise any loss under such policies, to collect and receive all such proceeds, and, for those purposes, to execute and indorse in the name of any or all Debtors all proofs of loss, drafts, checks and any other documents or instruments, and any persons making payments to Secured Party under the terms of this provision are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid, which sums, after deduction of all costs and expenses (including reasonable attorneys' fees) paid or incurred by Secured Party in the collection and handling thereof, may be applied, at Secured Party's option but subject to applicable law and agreements, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Secured Obligations, whether matured or unmatured, as Secured Party shall determine in its discretion. Except when a Default or an Event of Default shall have occurred and be continuing, Debtors shall have the right to collect the proceeds of any such policies, provided that all such proceeds collected by Debtors are either applied promptly by Debtors to repairing, replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or paid promptly by Debtors to Secured Party for application against such of the Obligations, whether matured or unmatured, as Secured Party shall




















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     determine in its discretion but subject to applicable law and agreements.


































































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                               SECTION 3.  DEFAULT


     3.1Remedies.  Upon and at any time after the occurrence and during the
        --------
     continuance of any Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to all other rights and remedies available to Secured Party, Lenders, Issuing Bank and Noteholders under the Lender Documents and the Noteholder Documents, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Secured Party under law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently: (a) take exclusive possession of any or all of the Collateral from time to time and/or place a custodian in exclusive possession of any or all of the Collateral from time to time and, so far as any of Debtors may give authority therefor, enter upon any premises on which any of the Collateral may be situated and remove the same therefrom, each of Debtors hereby waiving any and all rights to prior notice and to judicial hearing with respect to repossession of Collateral, and/or require any of Debtors, at Debtors' expense, to assemble and deliver any or all of the Collateral to such place or places as Secured Party may reasonably request; (b) enforce the liens and security interests granted to Secured Party hereunder by collecting or liquidating all or any part of the Collateral or selling, assigning, leasing, renting, licensing or otherwise disposing of all or any part of the Collateral or any interest therein, in one or more parcels, at the same or different times, at public or private sale or disposition, or otherwise; (c) demand, compromise, collect, sue for and receive any money or property at any time due, payable or receivable on account of any or all accounts, promissory notes or other instruments, guaranties, chattel paper, security agreements, contract rights, tax refunds or other Receivables or General Intangibles of any or all of Debtors, or on account of any or all other debts, liabilities or obligations payable to any or all of Debtors; (d) institute any proceeding or proceedings to enforce any security interests, liens or other rights or interests of Secured Party hereunder; (e) sign the name of any or all of Debtors on any invoices to, drafts against and other notices and documents to account debtors or other obligors of any or all of Debtors and requests for verification of accounts and other amounts which may be due to any or all of Debtors; (f) execute proofs of claim and loss on behalf of any or all of Debtors;
     (g) subject to applicable law and agreements, apply all Collateral and proceeds of Collateral delivered to Secured Party or coming into Secured Party's possession or control from time to time to such of the Secured Obligations, whether matured or unmatured, as Secured Party may determine in its discretion, or hold the same as security for any contingent or future Secured Obligations; (h) at Debtors' expense, continue or complete, or


















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     cause to be continued or completed, performance of obligations of any or all of Debtors under any contracts of any or all of Debtors, and collect all income and revenues therefrom; and/or (i) use, operate, manage, control and exercise all rights of any or all of Debtors relating to, the Collateral and any other assets of any or all of Debtors, and collect all income and revenues therefrom.

               3.2 Collateral Dispositions.  Each of Debtors agrees that
                   -----------------------
     commercial reasonableness and good faith require Secured Party to give Debtors no more than ten (10) days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. All sales or other dispositions of Collateral may be made for cash, upon credit or for future delivery. In no event shall any of Debtors be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until final payment thereon has been received by Secured Party in immediately available funds, and Secured Party shall have no obligation to delay any liquidation, sale or other disposition because the same may result in the imposition of any forfeiture, premium or penalty.

               3.3 Expenses.  Each of Debtors jointly and severally agrees
                   --------
     to pay to Secured Party, each Lender, each Noteholder and Issuing Bank upon its demand from time to time, the amount of all expenses, including reasonable attorneys' fees and expenses, paid or incurred by it (a) in exercising or enforcing or consulting with counsel concerning, any of its rights hereunder or under law, or (b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against it or any of its officers, directors, employees or agents, by any one or more of Debtors, any Subsidiary of any one or more of Debtors or any Other Obligor on account of, as a result of or relating to, any action taken or not taken by Secured Party, any Lender, any Noteholder or Issuing Bank in connection with the Collateral or enforcement or exercise by it of any of its rights or remedies under this Agreement or under law. Each of Debtors also jointly and severally agrees to pay to Secured Party, each Lender, each Noteholder and Issuing Bank upon its demand from time to time, interest on the outstanding amount of such expenses, from the date of demand for payment of such expenses until the same are paid in full, at the rate from time to time applicable to Base Rate Loans.
























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                        SECTION 4.  ADDITIONAL PROVISIONS


     4.1Further Assurances, Power of Attorney.  Each of Debtors agrees
        -------------------------------------
     promptly to do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Secured Party may request in good faith to vest in and assure to Secured Party its rights hereunder or in any of the Collateral. Each of Debtors hereby appoints Secured Party and its designees as attorney-in-fact of such Debtor, irrevocably and with power of substitution, with authority to execute and deliver from time to time, in the name and stead of such Debtor, all documents which such Debtor is required to, but has failed or refused to, execute and deliver to Secured Party pursuant to this Agreement, and with authority to take all of the actions from time to time on behalf of such Debtor, and in the name and stead of such Debtor, which Secured Party is authorized to take under this Agreement or which Secured Party in its discretion exercised in good faith deems necessary or advisable in order to cause such Debtor to be in compliance with any of the terms of this Agreement or in order to carry out and enforce this Agreement. Said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law which does not arise from its gross negligence or willful misconduct. This power of attorney is coupled with an interest and is irrevocable so long as any of the Secured Obligations remain unpaid or unperformed or there exists any commitment by Lenders or Noteholders which could give rise to any Secured Obligations.

               4.2 Waiver of Trial by Jury.  Each of Debtors and Secured
                   -----------------------
     Party agrees that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Agreement, or any liabilities, rights or interests of any of Debtors, Secured Party or any other person arising out of or in any way relating, directly or indirectly, to this Agreement, shall be tried by a court and not by a jury. Each of Debtors and Secured Party hereby waives any right to trial by jury in any such action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to such actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by each of Debtors and Secured Party, and each of Debtors and Secured Party acknowledges and agrees that this waiver of trial by jury is a material aspect of the agreements between such Debtors and Secured Party and that no representations of fact or opinion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.


















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               4.3  Additional Waivers.  Except in the case of any notices
                    ------------------
     specifically required to be given to Debtors by Secured Party, any Lender, Issuing Bank or any Noteholder pursuant to this Agreement, any of the Lender Documents or any of the Noteholder Documents, each of Debtors hereby waives notice of each and every one of the following acts, events and/or conditions and agrees that, without necessity for any express reservation of rights against such Debtors, neither the occurrence or existence of any such act, event or condition, nor Secured Party's, any Lender's, Issuing Bank's or any Noteholder's commission of or omission to do any such act, event or condition, in any number of instances, shall in any way release, discharge, impair or diminish any of the Secured Obligations, except as otherwise specifically agreed by Secured Party in writing: (a) the amendment, modification, renewal, extension or refinancing of, or the granting by Secured Party, any Lender, Issuing Bank or any Noteholder of any indulgence of any nature with respect to, or the invalidity, voidability, unenforceability, compromise, settlement, release, waiver, discharge or impairment, in whole or in part, of, any of the Secured Obligations or any obligation of any Other Obligor with respect to any of the Secured Obligations; (b) any defense of Borrower or any Other Obligor to payment of any of the Secured Obligations;
     (c) the addition of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Secured Obligations; (d) assumption of any of the Secured Obligations by any other person, whether by assignment, sale, merger, consolidation, sublease, conveyance or otherwise; (e) delivery to Secured Party, any Lender, Issuing Bank or any Noteholder or acceptance by Secured Party, any Lender, Issuing Bank or any Noteholder of any promissory note or other instrument or writing evidencing or otherwise relating to any of the Secured Obligations;
     (f) the institution of any suit, the obtaining of any judgment or the exercise of any other right or remedy against any of Debtors, Borrower, UIC or any Other Obligor; (g) the sale, exchange, pledge, release, disposition, surrender, loss, destruction, damage to or impairment of, any Collateral; (h) the creation, perfection, continuation, amendment, modification, invalidity, voidability, unenforceability, compromise, settlement, subordination, release, waiver, discharge, impairment or loss of priority, in whole or in part, of, any security interest, lien other encumbrance directly or indirectly securing any of the Obligations; or (i) any other event, circumstance or condition which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each of Debtors also hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance by Secured Party of this Agreement;
     (b) all claims, causes of action and rights of each of Debtors against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party's rights or remedies under this Agreement or under law, provided that the



















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     same did not arise from Secured Party's negligence or willful misconduct; (c) all claims and causes of action of each of Debtors against Secured Party for punitive, exemplary, indirect, special, consequential or other non-compensatory damages; (d) all rights of redemption of each of Debtors with respect to any of the Collateral;
     (e) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required; (f) all rights of each of Debtors to have marshalled the Collateral or any other security for any of the Secured Obligations; (g) diligence in the enforcement or collection of all of the Obligations; (h) presentment, protest, notice of protest and notice of non-payment with respect to all of the Secured Obligations; and (i) any duty or obligation of Secured Party to disclose to any of Debtors any information concerning any other customer or client, or prospective customer or client, of Secured Party. Each of Debtors agrees that Secured Party may exercise any or all of its rights and/or remedies without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Secured Obligations. Neither any failure nor any delay on the part of Secured Party in exercising any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

               4.4 Modifications, Notices.  No modification or waiver of
                   ----------------------
     any provision of this Agreement, and no consent by Secured Party to any failure of any of Debtors to comply with any provision of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon any of Debtors in any circumstance shall entitle any of Debtors to any other or further notice or demand in the same, similar or other circumstances. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or, if earlier, three (3) days after being deposited in the mail, postage prepaid, or when transmitted by telecopy transmission, provided that any such notice or communication to any of Debtors shall be hand-delivered or transmitted to such Debtor or Debtors at the Debtor Notice Address (or at such other address as such Debtor or Debtors may specify to Secured Party in writing from time to time), and any such notice or communication to Secured Party shall be hand-delivered or transmitted to Secured Party at the Secured Party Notice Address (or at such other address as Secured Party may specify to Debtors in writing from time to time).




















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               4.5 Survival, Merger and Counterparts.  All representations,
                   ---------------------------------
     warranties, covenants, conditions and agreements contained herein shall survive the execution and delivery hereof. Each of Debtors shall continue to observe, comply with and perform all warranties, covenants, conditions and agreements to be observed, complied with or performed by such Debtor under this Agreement until all of the Lender Obligations and all of the Debtor Obligations to each Lender and Issuing Bank have been paid in full and there exists no commitment by any of Lenders or Issuing Bank which could give rise to any Lender Obligations. This Agreement contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein or therein, shall be valid or binding. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

               4.6 Law, Jurisdiction, Process, Transfers and
                   -----------------------------------------
     Unenforceability.  The performance and construction of this Agreement
     ----------------
     shall be governed by the internal laws of the State of Maryland (exclusive of principles of conflicts of laws). Each of Debtors agrees that any suit, action or proceeding with respect to the Collateral or this Agreement may be brought in any state or federal court located in the State of Maryland. Each of Debtors consents to the in personam jurisdiction of such courts and each of Debtors
         -- --------
     irrevocably waives any objection to, and any right of immunity from, the jurisdiction of such courts or the execution of judgments resulting therefrom, on the grounds of venue or the convenience of the forum. In addition, any such suit, action or proceeding instituted by Secured Party may be brought in such other courts in which jurisdiction and venue may be appropriate. Each of Debtors agrees that service of process in any such suit, action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Debtor at the Debtor Notice Address (or at such other address as such Debtor may specify to Secured Party in writing from time to time). This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of each of Debtors, the debtor, the debtor in possession and trustee in any case under any chapter of the United States Bankruptcy Code in which such Debtor is debtor. None of Debtors may assign this Agreement or any of its rights hereunder without Secured Party's prior written consent. Subject to applicable law and agreements, any of Lenders, Issuing Bank or Noteholders may at any time, in its














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     discretion, assign, transfer or pledge to any person, or grant to any person a security interest in, this Agreement or any of its rights hereunder. Subject to applicable law and agreements, any of Lenders, Issuing Bank or Noteholders may sell, in such amounts, upon such terms and to such persons as it may determine, participations in its beneficial interests under this Agreement. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such inalidity or unenforceability shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein or therein; provided, however, that if any rate of interest provided under this Agreement does or shall exceed the maximum interest rate which any of Debtors is permitted by law to contract or agree to pay, then such rate of interest shall immediately be deemed to be reduced to such maximum rate and all previous payments of interest in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

               IN WITNESS WHEREOF, Debtors and Secured Party have duly executed this Agreement under seal as of the day and year first written above.

     ATTEST/WITNESS:                    FIRST FIDELITY BANK, NATIONAL
                                           ASSOCIATION



     _________________________
     By:__________________________(SEAL)
                                           Michael W. Coiley
                                           Vice President


     [SIGNATURES CONTINUED]
     [SIGNATURES CONTINUED]


                                        AAI SYSTEMS MANAGEMENT, INC.
                                        AAI/ACL TECHNOLOGIES, INC.
                                        AAI ENGINEERING SUPPORT INC.
                                        AAI CALIFORNIA CARSHELL, INC.
                                        AAI MEDICAL CORPORATION





                                        By:__________________________(SEAL)
     -------------------------

                                           Paul J. Michaud














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




                                           Vice President of each of the
                                           foregoing Debtors

                                             UIC - DEL. CORPORATION
                                             AAI INTERNATIONAL, INC.
                                             AAI MICROFLITE SIMULATION
                                                INTERNATIONAL CORPORATION
                                             SETI, INC.






     ------------------------------
     By:__________________________(SEAL)
                                           Paul J. Michaud
                                           President of each of the
                                           foregoing Debtors


                                        SYMTRON SYSTEMS, INC.





                                        By:__________________________(SEAL)
     -------------------------
                                           Bernard Fein
                                           Chief Executive Officer



































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